Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the Quarterly Report on Form 10-Q of Meta Financial Group, Inc. (the "Company") for the quarterly period ending March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, J. Tyler Haahr, Chief Executive Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)  the information  contained in the Report fairly presents,  in all
               material  respects,   the  financial   condition  and  result  of
               operations of the Company.



 By:  /s/ J. Tyler Haahr
      ------------------
 Name:  J. Tyler Haahr
 Chief Executive Officer
 May 12, 2006


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